Microsoft Word 10.0.4524;RAMP Series 2004-RS3 Trust

        Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RS3

                           $600,000,000 (Approximate)

                               Subject to Revision

                    March 11, 2004 - Computational Materials


Copyright 2004 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on collateral information provided by Residential Funding Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


JPMORGAN

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                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________



New Issue Computational Materials

$600,000,000 (Approximate)

RAMP Series 2004-RS3 Trust
Issuer

Residential Asset Mortgage Products, Inc.
Depositor

Residential Funding Corporation
Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,
Series 2004-RS3


March 11, 2004



Expected Timing:      Pricing Date:            On or about March [11], 2004
                      Settlement Date:         On or about March [29], 2004
                      First Payment Date:      April 26, 2004


Structure:     Group I (Fixed):    $[500.0] million senior/subordinate structure
               Group II (ARMs):    $[100.0] million senior/subordinate structure
               Rating Agencies:    Moody's and Standard & Poor's


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN
                                        2
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                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________



                  RAMP Series 2004-RS3 Trust Structure Summary

                                [March 11, 2004]
               $[600,000,000] (Approximate - Subject to Revision)
                Characteristics of the Certificates (1), (2), (3)

 ----------------- ------------ ----------------- ------------- ------- --------------- --------------- ----------------- ----------
                                                         Pmt. l                                Pmt.          Exp.
                                                                                               Window        Maturity       Final
                               Ratings                   Delay   Interest Accrua   WAL (yrs.) (mos.) to                    Scheduled
      Class  Amount ($)    (S&P /Moody's)    Bond Type    (days)      Basis        to Call     Call/# of mos  to Call       Maturity
 ----------- ------------ ---------------- ------------- ------- ------------- ------------- ---------------------------------------
 A-I-1       $187,400,000    AAA / Aaa      Sr Fltr (4)     0    Actual/360         1.10       1-26/26      May 2006   December 2023
 A-I-2       $101,800,000    AAA / Aaa       Sr Fxd (5)     24     30/360           3.00       26-50/25     May 2008      June 2029
 A-I-3       $42,200,000     AAA / Aaa       Sr Fxd (7)     24     30/360           5.00       50-72/23    March 2010     June 2031
 A-I-4       $66,850,000     AAA / Aaa      Sr Fxd (6,7)    24     30/360           8.66      72-115/44   October 2013    March 2034
 A-I-5       $44,250,000     AAA / Aaa      Sr Fxd - NAS    24      30/360          6.77      37-115/79
                                                (7)                                                       October 2013    March 2034
 A-II        $88,500,000     AAA / Aaa     Sr Fltr (6,8)    0     Actual/360        3.01      1-115/115   October 2013    March 2034
 M-1         $25,500,000      AA / Aa2     Mez Fxd (6,9)    24      30/360          6.32      37-115/79   October 2013    March 2034
 M-2         $21,000,000       A / A2      Mez Fxd (6,9)    24      30/360          6.32      37-115/79   October 2013    March 2034
 M-3         $10,500,000    BBB+ / Baa1    Mez Fxd (6,9)    24      30/360          6.32      37-115/79   October 2013    March 2034
 M-4         $6,000,000      BBB / Baa2    Mez Fxd (6,9)    24      30/360          6.32      37-115/79   October 2013    March 2034
 M-5         $6,000,000     BBB- / Baa3    Mez Fxd (6,9)    24      30/360          6.01      37-112/76    July 2013      March 2034
 Grand Total $600,000,000
 ----------- ------------ ---------------- ------------- ------- ------------- -------------- --------------------------------------

Notes:

(1) Class sizes subject to a 10% variance.

(2) Pricing Prepayment Assumption:
     GroupI Loans:  20% HEP (2.0% CPR in month 1,  building  to 20% CPR by month
          10, and remaining constant at 20% CPR thereafter)
     GroupII Loans:  25% HEP (2.5% CPR in month 1,  building to 25% CPR by month
          10, and remaining constant at 25% CPR thereafter)

(3) Each Certificate is illustrated as priced to both (i) the 10% optional call and (ii) to the maturity of the related Loan Group.

(4) The pass-through rate on the Class A-I-1 Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin and (ii) the Class A-I Net WAC Cap Rate.

(5) The pass-through rate on the Class A-I-2 Certificates will be equal to the related fixed rate per annum.

(6) If the 10% optional call is not exercised, the coupon on the Class A-I-4 and the Class M-1 through Class M-5 Certificates will increase by 0.50% per annum beginning on the second Distribution Date after the first possible optional call date. Likewise, if the 10% optional call is not exercised, the margin on the Class A-II Certificates will double beginning on the second Distribution Date after the first possible optional call date.

(7)  The  pass-through   rates  on  the  Class  A-I-3,  Class  A-I-4  and  Class
     A-I-5Certificates will be equal to the related fixed rate per annum, subject to the Class A-I Net WAC Cap Rate.

(8) The pass-through rates on the Class A-II Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Class A-II Net WAC Cap Rate and (iii) [ ]% per annum.

(9) The pass-through rates on the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates will be equal to the related fixed rate per annum, subject to the Class M Net WAC Cap Rate.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN
                                        3
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                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________


Issuer: RAMP Series 2004-RS3 Trust.

Certificates: The Class A-I-1 through Class A-I-5 Certificates (collectively, the "Class A-I Certificates") are backed by first lien, fixed-rate mortgage loans (the "Group I Loans").

     The Class A-II Certificates are backed by first lien, adjustable-rate mortgage loans (the "Group II Loans").

     The Class M-1 through Class M-5 Certificates (collectively, the "Class M Certificates") are backed by the Group I Loans and the Group II Loans.

     The Class A-I Certificates and Class A-II Certificates are referred to together as the "Class A Certificates."

Lead Manager: J.P. Morgan Securities Inc.

Co-Managers:  Bear,  Stearns  & Co.  Inc.  and  Residential  Funding  Securities
     Corporation.

Depositor: Residential Asset Mortgage Products, Inc. ("RAMP").

Trustee: JPMorgan Chase Bank.

Master  Servicer:   Residential  Funding  Corporation  (the  "Seller",   "Master
     Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Subservicer:  Primary  servicing  will  be  provided  by  HomeComings  Financial
     Network, Inc. ("HomeComings") with respect to approximately 94.32% of the Group I Loans and approximately 100.00% of the Group II Loans. These percentages include loans that will be transferred to HomeComings within 90 days of the Closing Date. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Cut-off Date: March 1, 2004 after deducting payments due during the month of March 2004.

Settlement Date: On or about March 29, 2004.

Distribution Dates: 25th of each month (or the next business day if such day is not a business day) commencing on April 26, 2004.

Form of Certificates: Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: For the Class A and Class M-1 Certificates: $25,000 and integral multiples of $1 in excess thereof; For the Class M-2, Class M-3, Class M-4 and Class M-5 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISAConsiderations:  It is expected that, as of the Settlement  Date, the Class
     A Certificates will be eligible for purchase by employee benefit plans or other retirement arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. The Class M Certificates are not expected to be eligible for purchase by such plans as of the Settlement Date. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Certificates.

LegalInvestment:   The  Certificates   will  not  constitute   "mortgage-related
     securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN
                                        4
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                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________


Tax  Status: One or more REMIC elections.

Collateral  Description:   Two  loan  groups:  Group  I  (fixed)  and  Group  II
     (adjustable).

     o Group I Loans will consist of first lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $500,000,000 as of the Cut-off Date.

     o    Group II Loans will  consist of first lien,  adjustable-rate  mortgage
          loans  with  an   aggregate   principal   balance   of   approximately
          $100,000,000 as of the Cut-off Date.

Pricing Prepayment
Assumption: Group I - 20% HEP (2.0% CPR in month 1, building to 20% CPR by month
     10, and remaining constant at 20% CPR thereafter).

     Group II - 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter).

Optional Calls: If the aggregate principal balance of the mortgage loans falls below 10% of the original aggregate principal balance of the mortgage loans ("Optional Call Date"), the Master Servicer may terminate the trust.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________




The Negotiated Conduit Asset Program: The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. The NCA program includes mortgage loans that do not meet the guidelines for Residential Funding's standard securitization programs

     Residential Funding's standard programs are identified as follows:

     o Jumbo A program, under which Residential Funding purchases "A" quality, non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.

     o Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A" quality borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.

     o Home Solution program, under which Residential Funding purchases first lien "A"quality mortgage loans with LTVs up to 107%, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or whose total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.

     o AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "AlterNet" program guidelines allows.



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________



Credit Enhancement:

A. Subordination. Except as described below, if the Class M Certificates remain outstanding, losses on the mortgage loans which are not covered by excess cash flow or overcollateralization will be allocated to the class of Class M Certificates with the lowest payment priority, and the other classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the Class M Certificates are outstanding, all such losses will be allocated to the related Class A Certificates as described in the prospectus supplement.

      ----------------- ---------------------
      Class             Initial
                        Subordination(1)
      ----------------- ---------------------
      Class A                12.85%
      Class M-1               8.60%
      Class M-2               5.10%
      Class M-3               3.35%
      Class M-4               2.35%
      Class M-5               1.35%
      ----------------- ---------------------

     (1) Includes the target overcollateralization requirement as described herein.

B.   Overcollateralization ("OC").

      -------------------------------------------- ---------------------
      Initial (% Orig.)                                           0.00%
      OC Target (% Orig.)                                         1.35%
      Stepdown OC Target (% Current)(1)                           2.70%
      OC Floor (% Orig.)                                          0.50%
      OC Holiday                                                   None
      -------------------------------------------- ---------------------

     (1)  Subject to certain trigger events as specified herein.


C.   Excess Spread.

     o    Initially equal to approximately 401 bps per annum.



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________



Priority of Payments: Payments to the holders of the Certificates will be made from the available amount generally as follows:

     (1)  Distribution of accrued and unpaid interest to the Certificates;

     (2) Distribution of principal to the Certificates, in the priority described herein;

     (3) Distribution of principal to the Certificates, from the excess interest on the mortgage loans, to cover realized losses;

     (4) Distribution of additional principal to the Certificates, from the excess interest on the mortgage loans, until the required level of overcollateralization is reached;

     (5) Payment to the Certificates, in respect of prepayment interest shortfalls;

     (6) To the extent provided in the prospectus supplement, payment to certain Class A-I Certificates in respect of any Class A-I Net WAC Cap Shortfall Carry-Forward Amount due to the application of the cap on the related pass-through rate, in the priority described herein, payment to the Class A-II Certificates in respect of any Class A-II Basis Risk Shortfall Carry-Forward Amount and payment to the Class M Certificates in respect of any Class M Net WAC Cap Shortfall Carry-Forward Amount;

     (7) Payment to the Certificates, in respect of current relief act shortfalls;

     (8) To pay to the holders of the Class A Certificates, pro rata, and the Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

     (9)  Distribution of any remaining funds to the non-offered certificates.

Allocation of Losses: Realized Losses on the mortgage loans will be allocated or covered as follows:

     (1)  To the excess interest on the mortgage loans;

     (2)  By reduction of the Overcollateralization Amount;

     (3) To the Class M Certificates, in reverse order of their payment priority, in each case until the certificate principal balance thereof is reduced to zero; and

     (4) For losses on the Group I Loans, to all of the Class A-I Certificates on a pro rata basis, and for losses on the Group II Loans, to the Class A-II Certificates, in each case until the certificate principal balances thereof are reduced to zero.

Interest Accrual Period:  Class A-I-2 through Class A-I-5 Certificates and Class
     M Certificates: the calendar month preceding the current Distribution Date on a 30/360 basis.

     Class A-I-1 and Class A-II Certificates: from and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date, on an actual/360 basis.

Pass-Through Rates:

     o On each Distribution Date, the Class A-I-1 Pass-Through Rate will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus [ ]% (the "Class A-I-1 Margin") and (ii) the Class A-I Net WAC Cap Rate.

     o The Class A-II Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date,

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

          One-Month LIBOR plus [ ]% (the "Class A-II Margin"), and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 2 times the Class A-II Margin, (y) the Class A-II Net WAC Cap Rate, and (z) [ ]%.

     o On each Distribution Date, for the Class A-I-2 Certificates, interest will accrue at a fixed rate equal to their respective fixed rate coupon.

     o On each Distribution Date, for the Class A-I-3, Class A-I-4 and Class A-I-5 Certificates, interest will accrue at a fixed rate equal to the lesser of (a) their respective fixed rate coupons and (b) the Class A-I Net WAC Cap Rate.

     o On each Distribution Date, for the Class M Certificates, interest will accrue at a fixed rate equal to the lesser of (a) their respective fixed rate coupons and (b) the Class M Net WAC Cap Rate.

     o The fixed rate coupon on the Class A-I-4 and the Class M Certificates will increase by 0.50% per annum for any Distribution Date beginning on the second Distribution Date after the first possible Optional Call Date.

ClassA-I Net WAC Cap Rate: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, and, in the case of the Class A-I-1 Certificates, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

     For any Distribution Date on which the Pass-Through Rate on the Class A-I Certificates is limited to the Class A-I Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon (the "Class A-I Net WAC Cap Shortfall Carry-Forward Amount").

ClassA-II Net WAC Cap Rate: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

     For any Distribution Date on which the Pass-Through Rate on the Class A-II Certificates is limited to the Class A-II Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a maximum of [ ]% per annum (the "Class A-II Basis Risk Shortfall Carry-Forward Amount").

ClassM Net WAC Cap Rate: For any Distribution Date, a per annum rate equal to the weighted average of the weighted average of the Net Mortgage Rates of the Group I Loans and Group II Loans, using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the aggregate certificate principal balance of the related Class A Certificates.

     For any Distribution Date on which the Pass-Through Rate on the Class M Certificates is limited to the Class M Net WAC Cap Rate, the resulting shortfall will carry forward interest thereon (the "Class M Net WAC Cap Shortfall Carry-Forward Amount").

Weighted Average Monthly Fees: Master servicing fee and sub-servicing fee of approximately: [0.35]% for Group I [0.50]% for Group II

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate thereon minus the rates at which the master servicing and subservicing fees are paid.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________



Eligible  Master  Servicing   Compensation:   For  either  loan  group  and  any
     Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

Advances: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the mortgage loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A Certificates and Class M Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Required  Overcollateralization  Amount:  With respect to any Distribution Date,
     (a) if such Distribution Date is prior to the Stepdown Date, 1.35% of the aggregate stated principal balance of the mortgage loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Stepdown Date, the greater of (i) 2.70% of the then current aggregate stated principal balance of the mortgage loans as of the end of the related due period and
     (ii) the Overcollateralization Floor.

Trigger Event: A Trigger Event is in effect with on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [48]% of the Senior Enhancement Percentage, or (ii) cumulative realized losses on the mortgage loans as a percentage of the initial aggregate principal balance of the mortgage loans as of the Cut-off Date exceed the following amounts:

      ----------------- ---------------------------------
      Months 37-48      2.00% in the first month plus
                        an additional 1/12th of 1.25%
                        for every month thereafter
      ................. .................................
      ................. .................................
      Months 49-60      3.25% in the first month plus
                        an additional 1/12th of 0.75%
                        for every month thereafter
      ................. .................................
      ................. .................................
      Months 61-72      4.00% in the first month plus
                        an additional 1/12th of 0.50%
                        for every month thereafter
      ................. .................................
      ................. .................................
      Months 73-84      4.50% in the first month plus
                        an additional 1/12th of 0.25%
                        for every month thereafter
      ................. .................................
      ................. .................................
      Months 85 and     4.75%
      thereafter
      ----------------- ---------------------------------

Sixty-Plus Delinquency Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the mortgage loans immediately preceding that Distribution Date.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________



Senior  Enhancement  Percentage:  For  any  Distribution  Date,  the  percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date.

Overcollateralization Floor: An amount equal to 0.50% of the aggregate stated principal balance of the mortgage loans as of the Cut-off Date.

Overcollateralization Increase Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) available excess cash flow from the mortgage loans available for payment of the Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization Reduction Amount: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the mortgage loans for that Distribution Date.

Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.

Principal Distribution  Amount:  As to any Distribution  Date, the lesser of (i)
     the aggregate certificate principal balance of the Class A and Class M Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the mortgage loans other than Subsequent Recoveries and (b) the Overcollateralization Increase Amount less (c) the Overcollateralization Reduction Amount.

ClassA Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o    the Principal Distribution Amount for that Distribution Date; and

     o the excess, if any, of (A) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Principal Allocation  Amount:  With respect to any Distribution Date, the sum of
     (a) the principal remittance amount for that Distribution Date on the mortgage loans and (b) the aggregate amount of realized losses on the mortgage loans in the calendar month preceding that Distribution Date, to the extent covered by excess cash flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient excess cash flow to cover all realized losses on the mortgage loans, in determining the Class A-I Principal Distribution Amount and Class A-II Principal Distribution Amount, the available excess cash flow will be allocated to the Class A-I Certificates and Class A-II Certificates, pro rata, based on the principal portion of realized losses on the Group I Loans and Group II Loans, respectively.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________


ClassA-I Principal  Distribution Amount: On any Distribution Date, the lesser of
     (i) the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group I Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that Distribution Date and (ii) the outstanding principal balance of the Class A-I Certificates.

ClassA-II Principal Distribution Amount: On any Distribution Date, the lesser of (i) the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group II Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that Distribution Date and (ii) the outstanding principal balance of the Class A-II Certificates.

ClassA Principal Distributions: The Class A Principal Distribution Amount will be distributed to the Class A Certificates as follows:

     o The Class A-I Principal Distribution Amount will be paid to the Class A-I Certificates, in the priority set forth herein, until the aggregate certificate principal balance of the Class A-I Certificates has been reduced to zero and then to the Class A-II Certificates until the certificate principal balance of the Class A-II Certificates has been reduced to zero.

     o The Class A-II Principal Distribution Amount will be paid to the Class A-II Certificates until the certificate principal balance of the Class A-II Certificates has been reduced to zero and then to the Class A-I Certificates, in the priority set forth herein, until the aggregate certificate principal balance of the Class A-I Certificates has been reduced to zero.

Priority  of  Class  A-I  Principal  Distributions:   The  Class  A-I  Principal
     Distribution Amount will be distributed to the Class A-I-1 through the Class A-I-5 Certificates as follows: first to the Class A-I-5 Certificates in an amount equal to the Class A-I-5 Lockout Distribution Amount for that distribution date, and then the remaining amounts will be paid to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4 and Class A-I-5 Certificates, in that order, in each case until paid in full.

ClassA-I-5 Lockout Distribution Amount: For any Distribution Date, the product of (x) the Class A-I-5 Lockout Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class A-I-5 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-5 Lockout Distribution Amount for a Distribution Date exceed the Class A-I Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class A-I-5 Certificates immediately prior to that Distribution Date.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________



ClassA-I-5 Pro Rata Distribution Amount: For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class A-I-5 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Class A-I Certificates immediately prior to that Distribution Date and (y) the Class A-I Principal Distribution Amount for that Distribution Date.

Class A-I-5 Lockout Percentage:

      Distribution Dates                                   Lockout Percentage
      April 2004 through and including March 2007                  0%
      April 2007 through and including March 2009                 45%
      April 2009 through and including March 2010                 80%
      April 2010 through and including March 2011                 100%
      April 2011 and thereafter                                   300%

ClassM-1 Principal  Distribution  Amount:  With respect to any Distribution Date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

     o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to the distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to the distributions to be made on that Distribution Date, less the Overcollateralization Floor.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________



ClassM-2 Principal  Distribution  Amount:  With respect to any Distribution Date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

     o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates and Class M-1 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________



ClassM-3 Principal  Distribution  Amount:  With respect to any Distribution Date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount; and

     o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

ClassM-4 Principal  Distribution  Amount:  With respect to any Distribution Date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount; and

     o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________




ClassM-5 Principal  Distribution  Amount:  With respect to any Distribution Date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount; and

     o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Subordination Percentage: As to any class of Class A or Class M Certificates, the respective percentage set forth below:

      Class             Percentage

        A                 74.30%

       M-1                82.80%

       M-2                89.80%

       M-3                93.30%

       M-4                95.30%

       M-5                97.30%

Stepdown Date: The Distribution Date which is the later to occur of (x) the Distribution Date in April 2007 and (y) the first Distribution Date on which the aggregate stated principal balance of the mortgage loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the mortgage loans as of the Cut-off Date.

Subsequent Recoveries: Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.




________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


          RAMP Series 2004-RS3 - Group I Collateral Characteristics(1)

                                 Summary Report

-----------------------------------------------------------------------------------------------------------------------
                                                   Expanded
                                  Alternet         Criteria         Home Solution
                    Exceptions Exceptions Exceptions Jumbo A
                                 (Subprime)         (Alt-A)      (1st Lien High LTV)     Exceptions         Total
Shelf                               RASC             RALI              RAMP-RZ              RFMSI
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Percent of Total                   19.75%           62.49%              13.22%              4.54%          100.00%
Principal Balance ($)            $91,912,780     $290,903,167        $61,556,349         $21,124,007    $465,496,304
Number of Loans                      678             1,769               470                 53             2,970
Average Balance ($)               $135,565         $164,445            $130,971           $398,566        $156,733
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
WA Mortgage Rate                   8.184%           6.890%              7.329%             6.006%          7.163%
WA Age (mos)                          2                1                  2                   3               2
WA Remaining Term to
Maturity (mos)                       347              347                354                 349             348
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
WA Credit Score                      649              690                726                 703             687
WA Original LTV *                  92.16%           85.33%             100.05%             75.76%          88.19%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Original LTV>80% w/MI               0.31%           97.78%              0.24%              38.48%          53.39%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Purchase                           47.45%           62.66%              66.81%             36.63%          59.02%
Equity Refinance                   45.43%           26.07%              28.99%             34.23%          30.65%
Rate/Term Refinance                 7.11%           11.27%              4.20%              29.14%          10.33%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                 76.45%           39.91%              77.38%              2.96%          50.41%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Serviced by HomeComings (1)        100.00%          91.38%             100.00%             93.62%          94.32%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Current                            96.72%           100.00%             96.35%             100.00%         98.87%
30 to 59 Days Delinquent            3.21%            0.00%              3.65%               0.00%           1.12%
60 to 89 Days Delinquent            0.06%            0.00%              0.00%               0.00%           0.01%
-----------------------------------------------------------------------------------------------------------------------

(1) Includes loans that will be transferred to HomeComings within 90 days of the Closing Date.
(2) The Mortgage Loans as of the Closing Date will include approximately $34,503,696 of fixed-rate Mortgage Loans that are not included in the preliminary information set forth in this document. Information about all of the Mortgage Loans as of the Closing Date will be contained in the Prospectus Supplement, which will supersede all information in this document.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                 Credit Score Distribution of the Group I Loans

                                                                                                             Weighted
                                                                                            Average           Average
                                     Number of         Principal      % of Principal       Principal         Original
Range of Credit Scores                 Loans            Balance           Balance           Balance             LTV
----------------------                 -----            -------           -------           -------             ---
520 to 539                                 3             $241,622            0.05 %          $80,541            75.06 %
540 to 559                                15            1,632,726            0.35            108,848            90.05
560 to 579                                31            3,266,496            0.70            105,371            90.60
580 to 599                                58            6,962,012            1.50            120,035            87.33
600 to 619                               123           17,380,654            3.73            141,306            86.89
620 to 639                               300           47,251,600           10.15            157,505            87.65
640 to 659                               349           62,074,721           13.34            177,865            85.45
660 to 679                               407           67,866,028           14.58            166,747            84.45
680 to 699                               428           66,353,502           14.25            155,032            88.12
700 to 719                               430           67,484,658           14.50            156,941            89.38
720 to 739                               351           53,226,487           11.43            151,642            91.09
740 to 759                               249           37,736,123            8.11            151,551            92.42
760 or greater                           220           33,239,979            7.14            151,091            90.99
Subtotal with Credit Scores            2,964         $464,716,609           99.83 %         $156,787            88.22 %
---------------------------            -----         ------------           -----           --------            -----
   Not Available                           6              779,695            0.17            129,949            71.52
Total:                                 2,970         $465,496,304          100.00 %         $156,733            88.19 %


         Original Mortgage Loan Principal Balances of the Group I Loans

                                                                                                Weighted       Weighted
                                                                                 Average        Average        Average
Original Mortgage                 Number of      Principal    % of Principal    Principal        Credit        Original
Amount ($)                          Loans         Balance         Balance        Balance         Score           LTV
----------                          -----         -------         -------        -------         -----           ---
0 to 100,000                         1,036        $75,361,267       16.19 %       $72,743           686          90.07 %
100,001 to 200,000                   1,270        179,763,547       38.62         141,546           688          90.98
200,001 to 300,000                     378         91,837,355       19.73         242,956           686          87.85
300,001 to 400,000                     177         61,042,079       13.11         344,871           690          87.58
400,001 to 500,000                      62         27,816,306        5.98         448,650           689          81.86
500,001 to 600,000                      27         14,562,490        3.13         539,351           692          79.65
600,001 to 700,000                      12          7,603,907        1.63         633,659           695          74.85
700,001 to 800,000                       1            729,422        0.16         729,422           676          70.00
800,001 to 900,000                       4          3,442,861        0.74         860,715           664          74.96
900,001 to 1,000,000                     2          1,983,404        0.43         991,702           645          55.99
1,300,001 to 1,400,000                   1          1,353,667        0.29       1,353,667           729          51.00
----------------------                   -          ---------        ----       ---------           ---          -----
Total:                               2,970       $465,496,304      100.00 %      $156,733           687          88.19 %

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                       Mortgage Rates of the Group I Loans

                                                                                                Weighted       Weighted
                                                                                 Average        Average        Average
Original Mortgage                 Number of      Principal    % of Principal    Principal        Credit        Original
Rate (%)                            Loans         Balance         Balance        Balance         Score           LTV
--------                            -----         -------         -------        -------         -----           ---
4.000 to 4.499                           1           $175,306        0.04 %       $175,306          686          39.00 %
4.500 to 4.999                           2            561,109        0.12          280,554          699          46.83
5.000 to 5.499                          32          5,991,287        1.29          187,228          703          59.67
5.500 to 5.999                         124         30,005,223        6.45          241,978          699          75.39
6.000 to 6.499                         341         68,231,403       14.66          200,092          704          81.25
6.500 to 6.999                         639        107,240,667       23.04          167,826          701          88.44
7.000 to 7.499                         654         94,023,150       20.20          143,766          692          90.91
7.500 to 7.999                         550         81,340,765       17.47          147,892          678          91.55
8.000 to 8.499                         287         39,037,222        8.39          136,018          677          94.86
8.500 to 8.999                         167         21,122,800        4.54          126,484          645          94.20
9.000 to 9.499                          49          5,831,940        1.25          119,019          631          95.00
9.500 to 9.999                          72          7,683,665        1.65          106,718          609          94.21
10.000 to 10.499                        24          2,226,615        0.48           92,776          598          93.58
10.500 to 10.999                        17          1,258,499        0.27           74,029          595          96.98
11.000 to 11.499                         3            235,718        0.05           78,573          601          96.91
11.500 to 11.999                         6            459,955        0.10           76,659          605          97.06
12.000 to 12.499                         1             49,853        0.01           49,853          592         100.00
14.500 to 14.999                         1             21,128        0.01           21,128          740         101.00
----------------                         -             ------        ----           ------          ---         ------
Total:                               2,970       $465,496,304      100.00 %       $156,733          687          88.19 %


                     Net Mortgage Rates of the Group I Loans

                                                                                                Weighted       Weighted
                                                                                 Average        Average        Average
Net Mortgage                      Number of      Principal    % of Principal    Principal        Credit        Original
Rate (%)                            Loans         Balance         Balance        Balance         Score           LTV
--------                            -----         -------         -------        -------         -----           ---
4.000 to 4.499                           1           $175,306        0.04 %       $175,306          686          39.00 %
4.500 to 4.999                          18          4,058,760        0.87          225,487          703          54.86
5.000 to 5.499                          87         19,106,616        4.10          219,616          697          73.88
5.500 to 5.999                         307         65,691,533       14.11          213,979          703          79.42
6.000 to 6.499                         501         87,323,681       18.76          174,299          701          86.99
6.500 to 6.999                         729        109,933,140       23.62          150,800          693          90.57
7.000 to 7.499                         627         91,770,557       19.71          146,365          683          91.03
7.500 to 7.999                         337         44,833,882        9.63          133,038          676          95.18
8.000 to 8.499                         174         23,357,114        5.02          134,236          655          93.79
8.500 to 8.999                          77          8,684,408        1.87          112,785          632          94.98
9.000 to 9.499                          61          6,474,652        1.39          106,142          606          94.55
9.500 to 9.999                          29          2,532,457        0.54           87,326          601          95.20
10.000 to 10.499                        11            787,544        0.17           71,595          603          95.98
10.500 to 10.999                         5            372,081        0.08           74,416          625          98.04
11.000 to 11.499                         4            323,592        0.07           80,898          579          95.82
11.500 to 11.999                         1             49,853        0.01           49,853          592         100.00
14.000 to 14.499                         1             21,128        0.01           21,128          740         101.00
----------------                         -             ------        ----           ------          ---         ------
Total:                               2,970       $465,496,304      100.00 %       $156,733          687          88.19 %


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


               Original Loan-to-Value Ratios of the Group I Loans

                                                                                                              Weighted
                                                                                             Average          Average
Original Loan-to-Value               Number of         Principal       % of Principal       Principal          Credit
Ratio (%)                              Loans            Balance           Balance            Balance           Score
---------                              -----            -------           -------            -------           -----
0.01 to 50.00                             51            $6,811,145           1.46 %          $133,552             675
50.01 to 55.00                            11             4,481,344           0.96             407,395             693
55.01 to 60.00                            30             6,452,054           1.39             215,068             670
60.01 to 65.00                            31             5,758,017           1.24             185,742             680
65.01 to 70.00                            66            14,309,041           3.07             216,804             668
70.01 to 75.00                            95            17,158,539           3.69             180,616             683
75.01 to 80.00                           551           102,154,734          21.95             185,399             687
80.01 to 85.00                           137            20,004,220           4.30             146,016             672
85.01 to 90.00                           395            62,702,003          13.47             158,739             677
90.01 to 95.00                           616            98,727,630          21.21             160,272             677
95.01 to 100.00                          918           116,915,167          25.12             127,359             708
100.01 to 105.00                          62             8,668,222           1.86             139,810             710
105.01 and Above (1)                       7             1,354,188           0.29             193,455             709
--------------------                       -             ---------           ----             -------             ---
Total:                                 2,970          $465,496,304         100.00 %          $156,733             687
(1)  As of the closing date, no loan will have a Loan-to-Value ratio greater than 125.00%.


     Geographical Distribution of Mortgaged Properties of the Group I Loans

                                                                                                 Weighted      Weighted
                                                                                  Average        Average        Average
                                  Number of      Principal    % of Principal     Principal        Credit       Original
State                               Loans         Balance         Balance         Balance         Score           LTV
-----                               -----         -------         -------         -------         -----           ---
New York                               175        $49,176,362       10.56 %       $281,008          687           86.78 %
California                             159         44,615,729        9.58          280,602          692           80.19
Florida                                310         42,685,837        9.17          137,696          678           87.92
Texas                                  249         28,150,701        6.05          113,055          685           90.81
Illinois                               133         21,869,127        4.70          164,430          690           90.21
New Jersey                              79         18,964,920        4.07          240,062          694           86.38
Georgia                                131         17,482,894        3.76          133,457          680           89.48
Arizona                                 89         15,930,002        3.42          178,989          692           87.79
Michigan                               129         15,149,091        3.25          117,435          689           92.70
Ohio                                   128         14,517,858        3.12          113,421          694           92.29
Other (1)                            1,388        196,953,782       42.31          141,898          688           89.25
---------                            -----        -----------       -----          -------          ---           -----
Total:                               2,970       $465,496,304      100.00 %       $156,733          687           88.19 %
(1)  Other includes states and the District of Columbia with less than 3.00% concentrations individually.


                   Mortgage Loan Purpose of the Group I Loans

                                                                                                 Weighted       Weighted
                                                                                  Average        Average        Average
Loan                              Number of      Principal    % of Principal     Principal        Credit        Original
Purpose                             Loans         Balance         Balance         Balance         Score           LTV
-------                             -----         -------         -------         -------         -----           ---
Purchase                             1,820       $274,747,280       59.02 %       $150,960          697           92.24 %
Rate/Term Refinance                    272         48,064,656       10.33          176,708          683           79.23
Equity Refinance                       878        142,684,368       30.65          162,511          671           83.41
----------------                       ---        -----------       -----          -------          ---           -----
Total:                               2,970       $465,496,304      100.00 %       $156,733          687           88.19 %

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                       Occupancy Type of the Group I Loans

                                                                                                 Weighted       Weighted
                                                                                  Average        Average        Average
Occupancy                         Number of      Principal    % of Principal     Principal        Credit        Original
Type                                Loans         Balance         Balance         Balance         Score           LTV
----                                -----         -------         -------         -------         -----           ---
Primary Residence                    2,179       $375,682,040       80.71 %       $172,410          683           88.23 %
Second/Vacation                         42          9,475,666        2.04          225,611          702           80.73
Non-Owner Occupied                     749         80,338,599       17.26          107,261          706           88.88
------------------                     ---         ----------       -----          -------          ---           -----
Total:                               2,970       $465,496,304      100.00 %       $156,733          687           88.19 %


                  Mortgaged Property Types of the Group I Loans

                                                                                                   Weighted     Weighted
                                                                                       Average     Average       Average
Property                                  Number of     Principal    % of Principal   Principal     Credit      Original
Type                                        Loans        Balance        Balance        Balance      Score          LTV
----                                        -----        -------        -------        -------      -----          ---
Single-family detached                       2,105     $316,104,390      67.91 %       $150,168       686         88.57 %
Planned Unit Developments (detached)           330       61,603,994      13.23          186,679       682         86.26
Two- to four-family units                      295       55,747,376      11.98          188,974       697         87.13
Condo Low-Rise (less than 5 stories)           160       21,866,111       4.70          136,663       697         90.41
Planned Unit Developments (attached)            54        6,631,656       1.42          122,808       720         95.25
Manufactured Home                               15        1,640,474       0.35          109,365       636         79.23
Townhouse                                        8        1,639,978       0.35          204,997       723         75.68
Condo Mid-Rise (5 to 8 stories)                  3          262,326       0.06           87,442       749         80.28
-------------------------------                  -          -------       ----           ------       ---         -----
Total:                                       2,970     $465,496,304     100.00 %       $156,733       687         88.19 %


             Mortgage Loan Documentation Types of the Group I Loans

                                                                                                 Weighted       Weighted
                                                                                  Average        Average        Average
                                  Number of      Principal    % of Principal     Principal        Credit        Original
Documentation Type                  Loans         Balance         Balance         Balance         Score           LTV
-------------------                 -----         -------         -------         -------         -----           ---
Full Documentation                   1,495       $206,406,090       44.34 %       $138,064          695           91.69 %
Reduced Documentation                1,475        259,090,214       55.66          175,654          681           85.40
---------------------                -----        -----------       -----          -------          ---           -----
Total:                               2,970       $465,496,304      100.00 %       $156,733          687           88.19 %


                  Prepayment Penalty Terms of the Group I Loans

                                                                                                 Weighted       Weighted
                                                                                  Average        Average        Average
Prepayment                        Number of      Principal    % of Principal     Principal        Credit        Original
Penalty Term                        Loans         Balance         Balance         Balance         Score           LTV
------------                        -----         -------         -------         -------         -----           ---
None                                 1,515       $230,869,190       49.60 %       $152,389          694           86.52 %
12 Months                              206         42,596,941        9.15          206,781          676           88.29
24 Months                              131         24,326,094        5.23          185,695          678           89.62
36 Months                              891        125,278,414       26.91          140,604          683           92.89
60 Months                              221         41,460,096        8.91          187,602          682           82.07
Other (1)                                6            965,569        0.21          160,928          730          100.00
---------                                -            -------        ----          -------          ---          ------
Total:                               2,970       $465,496,304      100.00 %       $156,733          687           88.19 %

(1) Not 0, 12, 24, 36 or 60 months and not more than 60 months.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


          RAMP Series 2004-RS3 - Group II Collateral Characteristics(1)

                                 Summary Report

------------------------------------------------------------------------------------------------------------------------------
                                         Alternet     Expanded Criteria     Home Solution
                                        Exceptions       Exceptions           Exceptions          Jumbo A
                                        (Subprime)         (Alt-A)       (1st Lien High LTV)     Exceptions        Total
Shelf                                      RASC             RALI               RAMP-RZ             RFMSI
------------------------------------------------------------------------------------------------------------------------------

Percent of Total                          94.43%            3.68%               1.13%              0.75%          100.00%
Principal Balance ($)                  $104,732,711      $4,079,293           $1,258,176          $835,745     $110,905,925
Number of Loans                             747              23                   9                  4              783
Average Balance ($)                      $140,204         $177,361             $139,797           $208,936       $141,642

WA Mortgage Rate                          7.955%           7.495%               7.439%             4.776%         7.908%
WA Age (mos)                                 1                1                   2                  7               1
WA Remaining Term to
Maturity (mos)                              359              359                 358                353             359

WA Margin                                 8.300%           6.359%               5.015%             2.633%         8.148%
WA Lifetime Cap                           14.087%          13.833%             12.960%             9.983%         14.034%
WA Next Rate Adj (mos)                      26               34                   30                 48             26
WA Rate Reset Frequency (mos)                6                8                   10                 12              6

WA Credit Score                             623              665                 673                706             626
WA Original LTV                           94.96%           86.02%              101.25%             80.80%         94.59%

Original LTV > 80% w/ MI                   0.00%            0.00%               0.00%             100.00%          0.17%

Purchase                                  62.57%           47.03%               83.38%             37.22%         62.05%
Equity Refinance                          33.01%           46.27%               16.62%             19.19%         33.21%
Rate/Term Refinance                        4.42%            6.70%               0.00%              43.58%          4.75%

Prepayment Penalty                        68.36%           40.26%               57.08%             0.00%          66.68%

Serviced by HomeComings                   100.00%          100.00%             100.00%            100.00%         100.00%

Current                                   99.87%           100.00%             100.00%            100.00%         99.87%
30 to 59 Days Delinquent                   0.13%            0.00%               0.00%              0.00%           0.13%
60 to 89 Days Delinquent                   0.00%            0.00%               0.00%              0.00%           0.00%

(1) The Mortgage Loans as of the Closing Date will be reduced by approximately $10,905,925 of adjustable-rate Mortgage Loans that are included in the preliminary information set forth in this document. Information about all of the Mortgage Loans as of the Closing Date will be contained in the Prospectus Supplement, which will supersede all information in this document.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                 Credit Score Distribution of the Group II Loans

                                                                                                              Weighted
                                                                                             Average           Average
                                     Number of         Principal       % of Principal       Principal         Original
Range of Credit Scores                 Loans            Balance           Balance            Balance             LTV
----------------------                 -----            -------           -------            -------             ---
500 to 519                                1               $71,819             0.06 %          $71,819            75.00 %
520 to 539                                1                78,072             0.07             78,072            55.00
540 to 559                               20             2,386,803             2.15            119,340            90.11
560 to 579                               85            10,739,747             9.68            126,350            92.28
580 to 599                              122            15,703,309            14.16            128,716            96.78
600 to 619                              178            25,054,736            22.59            140,757            95.33
620 to 639                              144            20,877,004            18.82            144,979            95.76
640 to 659                              105            15,725,338            14.18            149,765            94.74
660 to 679                               50             8,252,607             7.44            165,052            92.88
680 to 699                               40             6,258,370             5.64            156,459            90.99
700 to 719                               15             2,303,227             2.08            153,548            93.00
720 to 739                               11             2,165,423             1.95            196,857            93.44
740 to 759                                6               677,460             0.61            112,910            98.25
760 or greater                            5               612,009             0.55            122,402            95.79
--------------                            -               -------             ----            -------            -----
Total:                                  783          $110,905,925           100.00 %         $141,642            94.59 %


         Original Mortgage Loan Principal Balances of the Group II Loans

                                                                                                 Weighted       Weighted
                                                                                  Average        Average        Average
Original Mortgage                 Number of      Principal     % of Principal    Principal        Credit        Original
Amount ($)                          Loans         Balance         Balance         Balance         Score           LTV
----------                          -----         -------         -------         -------         -----           ---
0 to 100,000                          232         $17,541,124        15.82 %         $75,608         616          95.51 %
100,001 to 200,000                    432          61,676,719        55.61           142,770         625          95.74
200,001 to 300,000                     95          22,711,376        20.48           239,067         629          94.52
300,001 to 400,000                     19           6,626,904         5.98           348,784         647          86.33
400,001 to 500,000                      4           1,806,620         1.63           451,655         633          82.27
500,001 to 600,000                      1             543,182         0.49           543,182         626          80.00
------------------                      -             -------         ----           -------         ---          -----
Total:                                783        $110,905,925       100.00 %        $141,642         626          94.59 %

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                      Mortgage Rates of the Group II Loans

                                                                                                 Weighted       Weighted
                                                                                  Average        Average        Average
Original Mortgage                 Number of      Principal     % of Principal    Principal        Credit        Original
Rate (%)                            Loans         Balance         Balance         Balance         Score           LTV
--------                            -----         -------         -------         -------         -----           ---
4.000 to 4.499                          1            $173,000        0.16 %         $173,000         724          95.00 %
4.500 to 4.999                          2             524,651        0.47            262,326         706          76.33
5.000 to 5.499                          1             138,093        0.12            138,093         680          80.00
5.500 to 5.999                          7           1,593,336        1.44            227,619         660          68.77
6.000 to 6.499                         11           1,633,339        1.47            148,485         671          89.41
6.500 to 6.999                         50           9,401,269        8.48            188,025         658          91.20
7.000 to 7.499                         90          14,693,127       13.25            163,257         639          92.17
7.500 to 7.999                        232          33,391,068       30.11            143,927         632          95.82
8.000 to 8.499                        170          21,648,612       19.52            127,345         615          96.17
8.500 to 8.999                        136          18,320,510       16.52            134,710         606          96.18
9.000 to 9.499                         49           5,661,588        5.10            115,543         599          97.31
9.500 to 9.999                         27           2,940,774        2.65            108,918         590          98.58
10.000 to 10.499                        5             542,486        0.49            108,497         573          95.58
10.500 to 10.999                        1             166,000        0.15            166,000         646          95.00
11.000 to 11.499                        1              78,072        0.07             78,072         523          55.00
----------------                        -              ------        ----             ------         ---          -----
Total:                                783        $110,905,925      100.00 %         $141,642         626          94.59 %


                    Net Mortgage Rates of the Group II Loans

                                                                                                 Weighted       Weighted
                                                                                  Average        Average        Average
Net Mortgage                      Number of      Principal     % of Principal    Principal        Credit        Original
Rate (%)                            Loans         Balance         Balance         Balance         Score           LTV
--------                            -----         -------         -------         -------         -----           ---
4.000 to 4.499                          3            $697,651        0.63 %         $232,550         711          80.96 %
5.000 to 5.499                          7           1,304,210        1.18            186,316         649          83.96
5.500 to 5.999                         14           2,665,363        2.40            190,383         673          76.56
6.000 to 6.499                         52           9,679,197        8.73            186,138         651          91.61
6.500 to 6.999                        101          15,915,893       14.35            157,583         640          92.74
7.000 to 7.499                        227          32,841,019       29.61            144,674         632          95.65
7.500 to 7.999                        182          23,326,953       21.03            128,170         613          96.51
8.000 to 8.499                        129          17,132,891       15.45            132,813         604          96.27
8.500 to 8.999                         40           4,332,216        3.91            108,305         599          98.00
9.000 to 9.499                         22           2,340,298        2.11            106,377         603          98.60
9.500 to 9.999                          4             426,161        0.38            106,540         574          95.74
10.000 to 10.499                        2             244,072        0.22            122,036         607          82.21
----------------                        -             -------        ----            -------         ---          -----
Total:                                783        $110,905,925      100.00 %         $141,642         626          94.59 %

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


               Original Loan-to-Value Ratios of the Group II Loans

                                                                                                              Weighted
                                                                                             Average           Average
Original Loan-to-Value               Number of         Principal       % of Principal       Principal          Credit
Ratio (%)                              Loans            Balance           Balance            Balance            Score
---------                              -----            -------           -------            -------            -----
0.01 to 50.00                             2               $356,590           0.32 %          $178,295             677
50.01 to 55.00                            1                 78,072           0.07              78,072             523
60.01 to 65.00                            1                396,547           0.36             396,547             575
65.01 to 70.00                            1                160,407           0.14             160,407             653
70.01 to 75.00                            2                175,715           0.16              87,858             577
75.01 to 80.00                           26              5,232,796           4.72             201,261             651
80.01 to 85.00                           27              4,744,367           4.28             175,717             613
85.01 to 90.00                          105             17,343,234          15.64             165,174             628
90.01 to 95.00                          285             36,559,081          32.96             128,277             618
95.01 to 100.00                         328             45,258,980          40.81             137,985             630
100.01 to 105.00                          4                499,650           0.45             124,913             641
105.01 and Above (1)                      1                100,485           0.09             100,485             690
--------------------                      -                -------           ----             -------             ---
Total:                                  783           $110,905,925         100.00 %          $141,642             626
(1)  As of the closing date, no loan will have a Loan-to-Value ratio greater than 125.00%.


     Geographical Distribution of Mortgaged Properties of the Group II Loans

                                                                                                 Weighted       Weighted
                                                                                  Average        Average        Average
                                  Number of      Principal     % of Principal    Principal        Credit        Original
State                               Loans         Balance         Balance         Balance         Score           LTV
-----                               -----         -------         -------         -------         -----           ---
Florida                               107         $14,763,577       13.31 %         $137,977         625          94.82 %
Texas                                  93          11,764,482       10.61            126,500         610          95.25
Georgia                                65           9,239,658        8.33            142,149         622          95.25
California                             32           7,682,895        6.93            240,090         638          91.00
Illinois                               37           6,245,720        5.63            168,803         635          95.31
Michigan                               46           6,067,225        5.47            131,896         617          94.32
Arizona                                30           4,516,369        4.07            150,546         636          96.03
Tennessee                              35           4,412,435        3.98            126,070         628          97.05
Indiana                                35           3,367,048        3.04             96,201         621          96.34
Other (1)                             303          42,846,515       38.63            141,408         628          94.23
---------                             ---          ----------       -----            -------         ---          -----
Total:                                783        $110,905,925      100.00 %         $141,642         626          94.59 %
(1)  Other includes states and the District of Columbia with less than 3.00% concentrations individually.


                   Mortgage Loan Purpose of the Group II Loans

                                                                                                 Weighted       Weighted
                                                                                  Average        Average        Average
Loan                              Number of      Principal     % of Principal    Principal        Credit        Original
Purpose                             Loans         Balance         Balance         Balance         Score           LTV
-------                             -----         -------         -------         -------         -----           ---
Purchase                              514         $68,813,763       62.05 %         $133,879         626          96.34 %
Equity Refinance                      237          36,827,144       33.21            155,389         627          91.82
Rate/Term Refinance                    32           5,265,018        4.75            164,532         620          91.12
-------------------                    --           ---------        ----            -------         ---          -----
Total:                                783        $110,905,925      100.00 %         $141,642         626          94.59 %

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                      Occupancy Type of the Group II Loans

                                                                                                 Weighted       Weighted
                                                                                  Average        Average        Average
Occupancy                         Number of      Principal     % of Principal    Principal        Credit        Original
Type                                Loans         Balance         Balance         Balance         Score           LTV
----                                -----         -------         -------         -------         -----           ---
Primary Residence                     756        $108,230,370        97.59 %        $143,162         626          94.79 %
Non Owner-occupied                     20           1,973,027         1.78            98,651         645          83.81
Second/Vacation                         7             702,528         0.63           100,361         623          94.63
---------------                         -             -------         ----           -------         ---          -----
Total:                                783        $110,905,925       100.00 %        $141,642         626          94.59 %


                 Mortgaged Property Types of the Group II Loans

                                                                                                 Weighted      Weighted
                                                                                     Average     Average        Average
Property                                  Number of    Principal   % of Principal   Principal     Credit       Original
Type                                        Loans       Balance       Balance        Balance      Score           LTV
----                                        -----       -------       -------        -------      -----           ---
Single-family detached                        615      $83,894,990      75.65 %       $136,415       627          94.64 %
Planned Unit Developments (detached)          101       17,626,314      15.89          174,518       616          94.61
Planned Unit Developments (attached)           23        3,661,588       3.30          159,199       629          94.10
Condo Low-Rise (less than 5 stories)           29        3,438,957       3.10          118,585       633          97.96
Two- to four-family units                      11        1,590,201       1.43          144,564       660          89.90
Manufactured Home                               3          494,419       0.45          164,806       652          82.23
Townhouse                                       1          199,456       0.18          199,456       607          95.00
---------                                       -          -------       ----          -------       ---          -----
Total:                                        783     $110,905,925     100.00 %       $141,642       626          94.59 %


             Mortgage Loan Documentation Types of the Group II Loans

                                                                                                 Weighted       Weighted
                                                                                  Average        Average        Average
                                  Number of      Principal     % of Principal    Principal        Credit        Original
Documentation Type                  Loans         Balance         Balance         Balance         Score           LTV
-------------------                 -----         -------         -------         -------         -----           ---
Full Documentation                    534         $70,757,687       63.80 %         $132,505         617          96.98 %
Reduced Documentation                 249          40,148,238       36.20            161,238         642          90.38
---------------------                 ---          ----------       -----            -------         ---          -----
Total:                                783        $110,905,925      100.00 %         $141,642         626          94.59 %


                 Prepayment Penalty Terms of the Group II Loans

                                                                                                 Weighted       Weighted
                                                                                  Average        Average        Average
Prepayment                        Number of      Principal     % of Principal    Principal        Credit        Original
Penalty Term                        Loans         Balance         Balance         Balance         Score           LTV
------------                        -----         -------         -------         -------         -----           ---
None                                  243         $36,952,539       33.32 %         $152,068         634          93.45 %
12 Months                              16           3,213,241        2.90            200,828         625          95.05
24 Months                             374          51,933,388       46.83            138,859         620          95.20
36 Months                             149          18,735,982       16.89            125,745         626          95.08
60 Months                               1              70,775        0.06             70,775         593          95.00
---------                               -              ------        ----             ------         ---          -----
Total:                                783        $110,905,925      100.00 %         $141,642         626          94.59 %

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                   Index Types of the Group II Mortgage Loans

                                                                                                 Weighted       Weighted
                                                                                  Average        Average        Average
Index                             Number of      Principal     % of Principal    Principal        Credit        Original
Type                                Loans         Balance         Balance         Balance         Score           LTV
----                                -----         -------         -------         -------         -----           ---
Libor - 6 Month                       767        $107,675,093       97.09 %         $140,385         625          94.97 %
Libor - 1 Year                         14           2,728,495        2.46            194,892         658          82.30
Treasury - 1 Year                       2             502,338        0.45            251,169         716          80.00
-----------------                       -             -------        ----            -------         ---          -----
Total:                                783        $110,905,925      100.00 %         $141,642         626          94.59 %


                  Maximum Mortgage Rates of the Group II Loans
                                                                                                 Weighted       Weighted
                                                                                  Average        Average        Average
Maximum Mortgage                  Number of      Principal     % of Principal    Principal        Credit        Original
Rate (%)                            Loans         Balance         Balance         Balance         Score           LTV
--------                            -----         -------         -------         -------         -----           ---
6.000 to 6.999                          1            $100,485        0.09 %         $100,485         690         107.00 %
9.000 to 9.999                          2             524,651        0.47            262,326         706          76.33
10.000 to 10.999                        4             784,603        0.71            196,151         691          61.17
11.000 to 11.999                        4           1,023,614        0.92            255,903         647          79.49
12.000 to 12.999                       46           8,779,948        7.92            190,868         660          89.98
13.000 to 13.999                      280          41,962,899       37.84            149,867         637          94.55
14.000 to 14.999                      333          44,342,656       39.98            133,161         614          96.09
15.000 to 15.999                       99          11,938,422       10.76            120,590         599          96.72
16.000 to 16.999                       12           1,204,577        1.09            100,381         607          97.75
17.000 to 17.999                        2             244,072        0.22            122,036         607          82.21
----------------                        -             -------        ----            -------         ---          -----
Total:                                783        $110,905,925      100.00 %         $141,642         626          94.59 %

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


            Next Interest Rate Adjustment Date of the Group II Loans

                                                                                                Weighted       Weighted
                                                                                  Average        Average        Average
Next Interest Rate                Number of      Principal     % of Principal    Principal       Credit        Original
Adjustment Date                     Loans         Balance         Balance         Balance         Score           LTV
---------------                     -----         -------         -------         -------         -----           ---
April 2004                              1             $80,816        0.07 %        $80,816           647         100.00 %
February 2005                           1             176,865        0.16          176,865           658         100.00
April 2005                              1             219,690        0.20          219,690           605          79.00
May 2005                                1             396,547        0.36          396,547           575          63.00
June 2005                               1              98,992        0.09           98,992           554          80.00
July 2005                               1             292,076        0.26          292,076           599          95.00
September 2005                          1             186,175        0.17          186,175           606         100.00
October 2005                            5             623,854        0.56          124,771           619          91.61
November 2005                           6             690,336        0.62          115,056           617          86.69
December 2005                          16           1,824,535        1.65          114,033           633          94.17
January 2006                           77          11,533,659       10.40          149,788           635          95.77
February 2006                         264          37,199,935       33.54          140,909           622          95.51
March 2006                            204          29,941,895       27.00          146,774           622          94.86
September 2006                          4             284,501        0.26           71,125           608          97.39
October 2006                            2             439,563        0.40          219,781           635          95.00
November 2006                           2             327,345        0.30          163,673           586          93.07
December 2006                           5             744,168        0.67          148,834           654          93.45
January 2007                           18           2,095,183        1.89          116,399           640          98.30
February 2007                          74           9,459,434        8.53          127,830           626          95.53
March 2007                             92          12,514,706       11.28          136,029           628          94.31
May 2008                                1             160,407        0.14          160,407           653          68.00
July 2008                               1             364,244        0.33          364,244           730          80.00
August 2008                             1             138,093        0.12          138,093           680          80.00
September 2008                          1              96,213        0.09           96,213           679          80.00
February 2009                           3           1,016,691        0.92          338,897           652          62.91
-------------                           -           ---------        ----          -------           ---          -----
Total:                                783        $110,905,925      100.00 %       $141,642           626          94.59 %

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                        Note Margin of the Group II Loans

                                                                                                Weighted       Weighted
                                                                                  Average        Average        Average
Note                              Number of      Principal     % of Principal    Principal       Credit        Original
Margin (%)                          Loans         Balance         Balance         Balance         Score           LTV
----------                          -----         -------         -------         -------         -----           ---
1.000 to 1.499                          1            $134,816        0.12 %       $134,816          657           95.00 %
2.000 to 2.499                          2             333,407        0.30          166,703          690           82.01
2.500 to 2.999                          1             364,244        0.33          364,244          730           80.00
3.000 to 3.499                          8           1,922,640        1.73          240,330          677           75.79
4.000 to 4.499                          1             100,485        0.09          100,485          690          107.00
4.500 to 4.999                          2             314,182        0.28          157,091          622           87.13
5.000 to 5.499                          9           1,727,210        1.56          191,912          657           93.98
5.500 to 5.999                          1             103,896        0.09          103,896          622           75.00
6.000 to 6.499                          8           1,503,084        1.36          187,886          653           89.47
6.500 to 6.999                         12           1,796,228        1.62          149,686          648           90.23
7.000 to 7.499                         42           7,579,934        6.83          180,475          653           90.91
7.500 to 7.999                        136          21,443,577       19.33          157,673          645           93.46
8.000 to 8.499                        223          30,787,666       27.76          138,061          629           95.40
8.500 to 8.999                        152          19,588,279       17.66          128,870          607           96.16
9.000 to 9.499                         90          11,777,668       10.62          130,863          600           97.17
9.500 to 9.999                         64           7,868,573        7.09          122,946          599           97.36
10.000 to 10.499                       25           2,979,578        2.69          119,183          594           98.82
10.500 to 10.999                        5             502,385        0.45          100,477          574           95.63
11.500 to 11.999                        1              78,072        0.07           78,072          523           55.00
----------------                        -              ------        ----           ------          ---           -----
Total:                                783        $110,905,925      100.00 %       $141,642          626           94.59 %



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------



                              Class A-I Net WAC Cap
                  (Current Index Values; 100% PPC; Actual/360)

-----------------------------
    MONTH           %
-----------------------------
-----------------------------
        1         7.57%
-----------------------------
-----------------------------
        2         6.81%
-----------------------------
-----------------------------
        3         6.59%
-----------------------------
-----------------------------
        4         6.81%
-----------------------------
-----------------------------
        5         6.59%
-----------------------------
-----------------------------
        6         6.60%
-----------------------------
-----------------------------
        7         6.81%
-----------------------------
-----------------------------
        8         6.60%
-----------------------------
-----------------------------
        9         6.82%
-----------------------------
-----------------------------
       10         6.60%
-----------------------------
-----------------------------
       11         6.60%
-----------------------------
-----------------------------
       12         7.30%
-----------------------------
-----------------------------
       13         6.60%
-----------------------------
-----------------------------
       14         6.82%
-----------------------------
-----------------------------
       15         6.60%
-----------------------------
-----------------------------
       16         6.82%
-----------------------------
-----------------------------
       17         6.60%
-----------------------------
-----------------------------
       18         6.60%
-----------------------------
-----------------------------
       19         6.82%
-----------------------------
-----------------------------
       20         6.60%
-----------------------------
-----------------------------
       21         6.82%
-----------------------------
-----------------------------
       22         6.60%
-----------------------------
-----------------------------
       23         6.60%
-----------------------------
-----------------------------
       24         7.30%
-----------------------------
-----------------------------
       25         6.60%
-----------------------------
-----------------------------
       26         6.82%
-----------------------------


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------



                             Class A-II Net WAC Cap
                       (Index = 20%; 100% PPC; Actual/360)

---------------------------------------------------------------------------------------------------------------
      MONTH          %          MONTH          %                                       MONTH          %
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
        1         8.23%           37        11.44%           73         13.10%         109          13.11%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
        2         7.41%           38        11.83%           74         13.54%         110          13.54%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
        3         7.17%           39        11.44%           75         13.10%         111          13.11%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
        4         7.41%           40        11.83%           76         13.54%         112          13.54%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
        5         7.17%           41        11.45%           77         13.10%         113          13.11%
-----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
        6         7.17%           42        12.39%           78         13.10%         114          13.11%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
        7         7.41%           43        12.80%           79         13.54%         115          13.54%
---------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
        8         7.17%           44        12.39%           80         13.10%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
        9         7.42%           45        12.80%           81         13.54%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       10         7.18%           46        12.39%           82         13.10%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       11         7.18%           47        12.39%           83         13.10%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       12         7.95%           48        13.66%           84         14.00%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       13         7.18%           49        12.78%           85         13.10%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       14         7.42%           50        13.20%           86         13.54%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       15         7.18%           51        12.78%           87         13.10%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       16         7.45%           52        13.20%           88         13.54%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       17         7.21%           53        12.79%           89         13.10%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       18         7.21%           54        13.01%           90         13.10%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       19         7.45%           55        13.44%           91         13.54%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       20         7.21%           56        13.01%           92         13.10%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       21         7.45%           57        13.44%           93         13.54%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       22         7.22%           58        13.01%           94         13.10%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       23         7.22%           59        13.06%           95         13.10%
--------------------------------------------------------
-----------------------------------------------------------------------------------
       24        10.31%           60        14.00%           96         14.00%
------------------------------------------             ----------------------------
-----------------------------------------------------------------------------------
       25         9.32%           61        13.09%           97         13.10%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       26         9.63%           62        13.53%           98         13.54%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       27         9.32%           63        13.09%           99         13.11%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       28         9.64%           64        13.53%          100         13.54%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       29         9.33%           65        13.10%          101         13.11%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       30        10.05%           66        13.10%          102         13.11%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       31        10.38%           67        13.54%          103         13.54%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       32        10.05%           68        13.10%          104         13.11%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       33        10.39%           69        13.54%          105         13.54%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       34        10.06%           70        13.10%          106         13.11%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       35        10.06%           71        13.10%          107         13.11%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
       36        12.67%           72        14.00%          108         14.00%
-----------------------------------------------------------------------------------


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------





                              Sensitivity Analysis
                                   To 10% Call

Fixed / Adjustable   0.00% / 0.00%   10.00% / 12.50%  15.00% / 18.75%  20.00% / 25.00%     25.00% /     30.00% / 37.50%
HEP                                                                                        31.25%

Class A-I-1
Avg. Life (yrs)     10.92            1.94             1.39             1.10                0.92         0.80
Window              Apr04-Jul23    Apr04-Apr08        Apr04-Jan07      Apr04-May06         Apr04-Dec05  Apr04 - Sep05
Maturity            232              49               34               26                  21           18

Class A-I-2
Avg. Life (yrs)     22.32            6.10             4.01             3.00                2.36         1.98
Window              Jul23 - Jun29    Apr08 -Sep13     Jan07 - Dec09    May06 - May08       Dec05-Jun07  Sep05 - Oct06
Maturity            72               66               36               25                  19           14

Class A-I-3
Avg. Life (yrs)     26.22            11.48            7.22             5.00                3.86         2.87
Window              Jun29 - May31    Sep13 - Nov17    Dec09 - Jul13    May08 - Mar10       Jun07-Oct08  Oct06 - Nov07
Maturity            24               51               44               23                  17           14

Class A-I-4
Avg. Life (yrs)     28.22            16.52            11.82            8.66                6.43         5.06
Window              May31 - Oct32    Nov17 - Jul21    Jul13 - Sep16    Mar10 - Oct13       Oct08-Oct11  Nov07 - Jun10
Maturity            18               45               39               44                  37           32

Class A-I-5
Avg. Life (yrs)     13.97            8.15             7.32             6.77                6.27         5.63
Window              Apr07 - Oct32    Apr07 -Jul21     Apr07 - Sep16    Apr07 - Oct13       Jun07-Oct11  Sep07 - Jun10
Maturity            307              172              114              79                  53           34

Class A-II
Avg. Life (yrs)     20.05            5.77             3.98             3.01                2.39         1.95
Window              Apr04-Oct32      Apr04 -Jul21     Apr04 - Sep16    Apr04-Oct13         Apr04-Oct11  Apr04 - Jun10
Maturity            343              208              150              115                 91           75

Class M-1
Avg. Life (yrs)     25.97            11.73            8.31             6.32                5.11         4.43
Window              Aug25 - Oct32    Feb10 - Jul21    Apr08 - Sep16    Apr07 - Oct13       May07-Oct11  Jun07 - Jun10
Maturity            87               138              102              79                  54           37

Class M-2
Avg. Life (yrs)     25.97            11.73            8.31             6.32                5.09         4.37
Window              Aug25 - Oct32    Feb10 - Jul21    Apr08 - Sep16    Apr07 - Oct13       Apr07-Oct11  May07 - Jun10
Maturity            87               138              102              79                  55           38

Class M-3
Avg. Life (yrs)     25.97            11.73            8.31             6.32                5.08         4.35
Window              Aug25 - Oct32    Feb10 - Jul21    Apr08 - Sep16    Apr07 - Oct13       Apr07-Oct11  Apr07 - Jun10
Maturity            87               18               102              79                  55           39

Class M-4
Avg. Life (yrs)     25.97            11.73            8.30             6.32                5.08         4.32
Window              Aug25 - Oct32    Feb10 -Jul21     Apr08 - Sep16    Apr07 - Oct13       Apr07-Oct11  Apr07 - Jun10
Maturity            87               138              102              79                  55           39

Class M-5
Avg. Life (yrs)     25.83            11.23            7.92             6.01                4.85         4.13
Window              Aug25 - Sep32    Feb10 -Mar21     Apr08 - Jun16    Apr07 - Jul13       Apr07-Aug11  Apr07 - Apr10
Maturity            86               134              99               76                  53           37


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                     Computational Materials for
                                                      RAMP Series 2004-RS3 Trust
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------




                              Sensitivity Analysis
                                   To Maturity


Fixed / Adjustable      0.00% /        10.00% / 12.50%    15.00% / 18.75%    20.00% / 25.00%     25.00% /         30.00% / 37.50%
HEP                     0.00%                                                                    31.25%

Class A-I-4
Avg. Life (yrs)         28.52          19.35              14.49              10.81               8.08             6.06
Window                  May31-Dec33    Nov17 -Aug32       Jul13 - Apr29      Mar10 - Oct24       Oct08 - Dec20    Nov07 - Feb18
Maturity                32             178                190                176                 147              124

Class A-I-5
Avg. Life (yrs)         13.97          8.17               7.36                6.88               6.59             6.46
Window                 Apr07 - Nov33   Apr07 -Jun32        Apr07 - Feb29     Apr07 - Aug24       Jun07 - Oct20    Sep07 - Dec17
Maturity                 320            303                  263             209                  161               124

Class A-II
Avg. Life (yrs)         20.15          5.92               4.07                3.06               2.43              1.98
Window                 Apr04 - Jan34  Apr04 -Dec28        Apr04 - Feb22      Apr04 - Jun17       Apr04 - Jun14     Apr04 - Mar12
Maturity                 358           297                215                 159                123                96

Class M-1
Avg. Life (yrs)         26.09           12.56              9.04               6.91               5.59              4.83
Window                 Aug25 - Nov33   Feb10 -Aug29        Apr08 - May24     Apr07 - Dec19       May07 - Nov16     Jun07 - Sep14
Maturity                100              235                194                153                 115                88

Class M-2
Avg. Life (yrs)        26.08            12.44              8.92               6.80                5.49             4.70
Window                Aug25 - Sep33     Feb10 -Feb28       Apr08 - Aug22      Apr07 - Jun18      Apr07 - Sep15    May07 - Sep13
Maturity               98                217                173               135                102                77

Class M-3
Avg. Life (yrs)        26.05            12.21              8.70               6.63                5.34             4.56
Window               Aug25 - Jun33     Feb10 -Aug25        Apr08 - Mar20     Apr07 - Jul16       Apr07 - Jan14     Apr07 - Apr12
Maturity                95               187                144               112                 82                61

Class M-4
Avg. Life (yrs)        26.00            11.88              8.42               6.41                5.16             4.39
Window                Aug25 - Feb33     Feb10 -May23      Apr08 - Feb18      Apr07 - Nov14       Apr07 - Oct12     Apr07 - Mar11
Maturity                91              160                119                92                  67               48

Class M-5
Avg. Life (yrs)        25.83            11.23             7.92               6.01                4.85              4.13
Window                Aug25 - Sep32    Feb10 -Mar21      Apr08 - Jun16      Apr07 - Jul13       Apr07 - Aug11      Apr07 - Apr10
Maturity               86                134                 99              76                  53                  37


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN